EXHIBIT 21

Subsidiaries of Data General Corporation.


    The following are the company's subsidiaries as of September 28, 1996. All beneficial interests are wholly-owned, directly or indirectly, by the company, with the exception of Data General Technology (1990) Limited which is 45% owned. All subsidiaries are included in the company's consolidated financial statements.


                                                                    State or
                                                                Jurisdiction of
Name                                                              Organization
----                                                              ------------

Asia Data General Corporation ..............................      Delaware
China Data General Corporation .............................      Delaware
CLARiiON Storage Systems, Inc. .............................      Delaware
Data General (Canada) Company ..............................      Nova Scotia
Data General A.G ...........................................      Switzerland
Data General A/S ...........................................      Norway
Data General A/S ...........................................      Denmark
Data General AB ............................................      Sweden
Data General Africa SARL ...................................      France
Data General Australia Pty., Ltd. ..........................      Australia
Data General Bahamas, Ltd. .................................      Bahamas
Data General Chile S.A .....................................      Chile
Data General Computers Sdn, Bhd ............................      Malaysia
Data General Corporation ...................................      Greece
Data General Costa Rica, S.A ...............................      Costa Rica
Data General de Mexico, S.A. de C.V ........................      Mexico
Data General del Peru, S.A .................................      Peru
Data General France SAS ....................................      France
Data General Gesellschaft mbH ..............................      Austria
Data General GmbH ..........................................      Germany
Data General Graphics, Inc. ................................      Delaware
Data General Hong Kong Sales and Service, Ltd. .............      Hong Kong
Data General Hong Kong, Ltd. ...............................      Hong Kong
Data General Computers Hungary Ltd. ........................      Hungary
Data General International Manufacturing Pte., Ltd. ........      Singapore
Data General International Sales Corporation ...............      Delaware
Data General International, Inc. ...........................      Delaware
Data General Ireland, Ltd. .................................      Ireland
Data General Israel, Ltd. ..................................      Israel
Data General Japan YK ......................................      Japan
Data General Korea, Ltd. ...................................      Korea
Data General Latin America, Inc. ...........................      Delaware
Data General Limited .......................................      United Kingdom

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                                                                   State or
                                                               Jurisdiction of
Name                                                             Organization
----                                                             ------------

Data General do Brasil Ltda ................................     Brazil
Data General Manufacturing, Inc. ...........................     Delaware
Data General Nederland BV ..................................     The Netherlands
Data General New Zealand, Limited ..........................     New Zealand
Data General OY ............................................     Finland
Data General Philippines, Inc. .............................     Philippines
Data General (Portugal) Sociedade de Computadores Lda ......     Portugal
Data General Puerto Rico, Inc. .............................     Delaware
Data General S.A ...........................................     Belgium
Data General S.A ...........................................     Spain
Data General S.p.A .........................................     Italy
Data General Singapore Pte., Ltd. ..........................     Singapore
Data General Systems (Thailand) Limited ....................     Thailand
Data General Technology (1990) Limited .....................     Israel
Data General Telecommunications, Inc. ......................     Delaware
D. G. Venezula, C.A ........................................     Venezuela
Data General Wholesale Pty., Ltd. ..........................     Australia
Datagen Investment Trust ...................................     Massachusetts
Datagen, Inc. ..............................................     Delaware
DG Argentina S.A ...........................................     Argentina
D G Foreign Sales Corporation, Inc. ........................     Barbados
Digicom ....................................................     Delaware
Digital Computer Controls, Inc. ............................     Delaware
Digital Computer Controls International, Inc. ..............     Delaware
General Risk Insurance Company Ltd. ........................     Bermuda



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